Exhibit 99.1

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FOR IMMEDIATE RELEASE

Media Contact:

Bryce McDevitt

+1.703.851.4425

Bryce.McDevitt@parsons.com

Investor Relations Contact:

Dave Spille

+ 1.571.655.8264

Dave.Spille@parsons.com

Parsons to Acquire Xator Corporation

Acquisition enhances critical infrastructure protection, cUAS, and biometric capabilities

CENTREVILLE, VA (May 23, 2022) – Parsons Corporation (NYSE:PSN) announced today that it has entered into a definitive agreement to acquire Xator Corporation in a transaction valued at $400 million. Founded in 2005, Xator expands Parsons’ customer base and brings differentiated technical capabilities in critical infrastructure protection, counter-unmanned aircraft systems (cUAS), intelligence and cyber solutions, biometrics, and global threat assessment and operations, increasing the company’s addressable market in both the federal solutions and critical infrastructure segments.

The acquisition expands Parsons’ presence within the U.S. Special Operations Command, the Intelligence Community, Federal Civilian customers, and global critical infrastructure markets, while providing new customer access at the Department of State, which is expected to experience significant budgetary growth.

“The addition of Xator is a natural extension of our growth strategy, adding important solutions and technologies that advance global security and protect critical infrastructure during a time of increasing and evolving threats,” said Carey Smith, Parsons’ chair, president, and chief executive officer. “This acquisition strengthens our position across our two complementary markets and continues our strategy of buying accretive, mission-focused companies aligned with global macroeconomic trends. I look forward to welcoming Xator’s talented team of more than 900 employees to the Parsons’ family as we collectively create the future.”

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Headquartered in Reston, Va., Xator is a trusted provider of mission-focused solutions addressing critical infrastructure protection, national security, and mission training requirements for the U.S. Government around the world. With nearly 90% of the staff holding security clearances, the company develops full-spectrum Command, Control, Communications, Computers, Intelligence, Surveillance, and Reconnaissance (C4ISR) solutions, including integrated electronic and technical security systems, operations centers, force protection systems, cybersecurity, biometrics, and cUAS for global customers.

The transaction is consistent with Parsons’ strategy of completing accretive acquisitions of companies with revenue growth and adjusted EBITDA margins of 10% or greater, while adding critical intellectual property that strengthens the company’s existing portfolio. Xator will be primarily integrated into Parsons’ engineered systems business unit, with its global capabilities being leveraged across both the federal and critical infrastructure segments.

“Xator was built on a commitment to the customer’s mission and support for the professional development of our employees,” said David Scott, Xator’s chief executive officer. “Today we are excited to announce the combination with Parsons – a company that shares our passion for supporting our customers’ mission and is recognized consistently as a top employer. The joining of Parsons’ impressive capabilities in infrastructure and national security solutions, along with Xator’s capabilities in infrastructure protection, engineering, C4ISR, and national security will be a competitive force in the global infrastructure and national security markets.”

The transaction is valued at approximately $343 million, including the net present value of a $57 million transaction-related tax benefit, or approximately 10.7x Xator’s estimated 2023 adjusted EBITDA. For 2023, Xator is expected to generate revenue of approximately $300 million. The transaction is expected to be accretive to Parsons’ 2023 adjusted earnings per share, revenue growth, adjusted EBITDA margin and close later this quarter, subject to customary closing conditions. Parsons was advised by Goldman Sachs & Co. LLC and Latham & Watkins LLP. Xator was advised by Rees Broome, PC.

About Parsons

Parsons (NYSE: PSN) is a leading disruptive technology provider in the national security and critical infrastructure markets, with capabilities across cybersecurity, missile defense, space, C5ISR, transportation, environmental remediation, and water/wastewater treatment. Please visit Parsons.com and follow us on LinkedIn and Facebook to learn how we’re making an impact.

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Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends, and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results, and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results, or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: any issue that compromises our relationships with the U.S. federal government or its agencies or other state, local, or foreign governments or agencies; any issues that damage our professional reputation; changes in governmental priorities that shift expenditures away from agencies or programs that we support; our dependence on long-term government contracts, which are subject to the government’s budgetary approval process; the size of our addressable markets and the amount of government spending on private contractors; failure by us or our employees to obtain and maintain necessary security clearances or certifications; failure to comply with numerous laws and regulations; changes in government procurement, contract or other practices or the adoption by governments of new laws, rules, regulations, and programs in a manner adverse to us; the termination or nonrenewal of our government contracts, particularly our contracts with the U.S. federal government; our ability to compete effectively in the competitive bidding process and delays, contract terminations, or cancellations caused by competitors’ protests of major contract awards received by us; our ability to generate revenue under certain of our contracts; any inability to attract, train, or retain employees with the requisite skills, experience, and security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; and inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, or other unfavorable outcomes. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our Registration Statement on Form S-1 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this presentation that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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